UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2012

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission File Number)	(IRS Employer ID Number)

8510 Colonnade Center Drive, Raleigh, North Carolina 27615

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 21, 2012, Salix Pharmaceuticals, Ltd. issued a press release announcing initiation of a Phase 3 study to evaluate the efficacy and safety of repeat treatment with rifaximin 550 mg in subjects with Irritable Bowel Syndrome with diarrhea. A copy of this press release is attached as Exhibit 99.1.

Also, on February 21, 2012, Salix issued a press release announcing that the company will present at the 2012 RBC Capital Markets Healthcare Conference in New York, New York on Tuesday, February 28, 2012 at 2:35 p.m., Eastern Time. A copy of this press release is attached as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated February 21, 2012, announcing initiation of a Phase 3 study to evaluate the efficacy and safety of repeat treatment with rifaximin 550 mg.

99.2	Press release dated February 21, 2012, announcing presentation at the 2012 RBC Capital Markets Healthcare Conference in New York, New York.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: February 22, 2012

/s/ Adam C. Derbyshire
Adam C. Derbyshire Executive Vice President and Chief Financial Officer